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      State of Delaware
      Secretary of State
   Division of Corporations                                         EXHIBIT 4.4
Delivered 12:25 PM 05/25/2006
  FILED 12:25 PM 05/25/2006
 SRV 060503238 - 4164870 FILE


                              CERTIFICATE OF TRUST
                                       OF
                               GW CAPITAL TRUST II


         THIS Certificate of Trust of GW Capital Trust II (the "Trust") is being duly executed and filed by Wilmington Trust Company, J. Michael Schroeder and James A. Calder, as trustees, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.)(the "Act").

         1. Name. The name of the statutory trust formed hereby is GW Capital Trust II.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.


                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the undersigned have executed this Certificate in accordance with Section 3811(a) of the Act.

                                         WILMINGTON TRUST COMPANY,
                                         Trustee



                                         By: /s/ Joann A. Rozell
                                             ----------------------------------
                                         Name: Joann A. Rozell
                                         Title: Assistant Vice President



                                         /s/ J. Michael Schroeder
                                         --------------------------------------
                                         J. Michael Schroeder
                                         Trustee



                                         /s/ James A. Calder
                                         --------------------------------------
                                         James A. Calder
                                         Trustee